Exhibit 99.1

            EPIQ Systems, Inc. Announces Second Quarter 2005 Results


    KANSAS CITY, Kan.--(BUSINESS WIRE)--July 26, 2005--EPIQ Systems, Inc. (NASDAQ: EPIQ) announces results of operations for the second quarter of 2005 with operating revenue (total revenue less reimbursed expenses) of $26.2 million compared to $26.0 million for the first quarter of 2005 and versus $29.6 million for the year ago second quarter. June 30, 2005 year-to-date operating revenue of $52.2 million compared to $52.6 million last year.
    In accordance with a required accounting change (EITF 04-08 - The Effect of Contingently Convertible Instruments on Diluted Earnings per Share) effective December 15, 2004, potential shares related to our convertible notes issued June 10, 2004 are included in the diluted shares calculation for all periods presented as though the debt was converted entirely on the date of issuance. To date, no shares have been converted. In the absence of EITF 04-08, diluted weighted average shares outstanding would have been 18.4 million for the quarter. Taking into effect the accounting change, diluted weighted average shares outstanding were 21.3 million for the quarter. The convertible notes bear interest at 4% annually. EITF 04-08 requires earnings per share calculations to include the appropriate after tax interest adjustment. A reconciliation statement identifying the changes related to the new accounting treatment is attached. All earnings per share information, unless otherwise noted, references diluted earnings per share calculated in accordance with EITF 04-08.
    Second quarter 2005 net income from continuing operations was $2.9 million or $0.15 per share versus $3.3 million or $0.17 per share for the first quarter of 2005 and compared to $3.0 million or $0.16 per share for the year ago quarter. June 30, 2005 year-to-date net income from continuing operations was $6.2 million or $0.32 per share compared to $5.0 million or $0.27 per share for the prior year.
    Non-GAAP net income from continuing operations for the second quarter of 2005 was $4.3 million or $0.22 per share compared to $4.1 million or $0.21 per share for the first quarter of 2005 and versus $4.7 million or $0.25 per share in the second quarter of 2004. June 30, 2005 year-to-date non-GAAP net income from continuing operations was $8.4 million or $0.43 per share compared to $9.4 million or $0.51 per share for the prior year. Non-GAAP net income adjusts net income from continuing operations for amortization of acquisition related intangibles, acquisition-related expenses, amortization of capitalized loan fees, and embedded option mark-to-market expense/convertible debt accretion, all net after tax. A reconciliation statement is attached.
    EPIQ Systems' management primarily analyzes financial results adjusted for certain items that are non-operational and not necessarily ongoing in nature, as well as cash flow generated from operations. Management evaluates the following key metrics: (i) Non-GAAP Adjusted EBITDA from continuing operations (earnings before interest/financing, taxes, depreciation, amortization, and acquisition related expenses) and (ii) net cash provided by operating activities.
    Non-GAAP Adjusted EBITDA from continuing operations was $10.0 million in the second quarter of 2005 compared to $9.7 million in the first quarter of 2005 and versus $10.7 million for the year ago quarter and was $19.8 million for June 30, 2005 year-to-date compared to $20.7 million for the prior year. A reconciliation statement is attached.
    June 30, 2005 year-to-date net cash provided by operating activities was $10.3 million compared to $15.3 million last year. A condensed cash flow statement is attached.
    Tom W. Olofson, chairman and CEO, and Christopher E. Olofson, president and chief operating officer of EPIQ Systems stated: "We are pleased to report another solid quarter of financial performance. The enactment of major new legislation has focused renewed attention on bankruptcy trends in the media. As the effective date in mid-October approaches for many aspects of the new legislation, there are implications for both consumer filings (Chapters 7 and 13) as well as major corporate restructurings (Chapter 11). We are prepared to leverage our national franchise throughout the bankruptcy system to accommodate new filings and to adapt to new administrative requirements."

    Recent key events include:

    --  EPIQ Systems released TCMS(R) 10.5, an industry-leading
        Chapter 7 case management solution to further establish the Company's technology leadership.

    -- Since late June 2004, the Federal Open Market Committee has raised the federal funds rate nine times from its low of 1.00% to the current 3.25%.

    -- The Federal Reserve reported that corporate debt and consumer credit both pushed further into record levels, approaching $5.3 trillion and $2.2 trillion, respectively, as of March 31, 2005.

    -- For the three months ended March 31, 2005, prior to the signing of the new bankruptcy law on April 20, 2005, bankruptcy filings exceeded 400,000.

    Conference Call

    The Company will host a conference call today at 3:30 p.m. (CDT) to discuss these results. Interested parties may dial (800) 955-1321. The audio with supplemental slides is also available at www.epiqsystems.com. A recording of the call will be available through July 28, 2005 beginning approximately two hours after the call ends. To access the replay, call (800) 642-1687 and enter pin# 7803982. The archived Internet broadcast will be available on the company's website until the next earnings update.

    Company Description

    EPIQ Systems is a national leader in the market for fiduciary management and claims administration systems and provides an advanced offering of integrated technology-based products and services. Our solutions enable clients to optimize the administration of large and complex bankruptcy, class action, mass tort, and other similar legal proceedings. EPIQ Systems' clients include corporations, attorneys, trustees and administrative professionals who require sophisticated case administration and document management capabilities, extensive subject matter expertise, and a high service capacity. We provide clients a packaged offering of both proprietary technology and value-added services that comprehensively addresses their extensive business requirements. For more information, visit us online at www.epiqsystems.com.

    Forward-looking and Cautionary Statements

    This press release and the referenced conference call may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act, including those relating to the possible or assumed future results of operations and financial condition of the Company. These forward-looking statements are based on the Company's current expectations and may be identified by terms such as "believe," "expect," "anticipate," "should," "planned," "may," "goal," "objective" and "potential." Because forward-looking statements involve future risks and uncertainties, listed below are a variety of factors that could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. These factors include (1) any material changes in our total number of client engagements and the volume associated with each engagement, (2) any material changes in our Chapter 7 deposit portfolio, the services required or selected by our Chapter 11, Chapter 13, class action or mass tort engagements, or the number of cases processed by our Chapter 13 bankruptcy trustee clients, (3) material changes in the number of bankruptcy filings, class action filings or mass tort actions each year, (4) our reliance on and future changes in our marketing arrangement and pricing arrangements with Bank of America for Chapter 7 revenue, (5) the marketing and pricing arrangements with other Chapter 7 depository banks, (6) the impact of recently enacted tort reform and bankruptcy reform legislation on the volume and timing of disposition of client engagements, (7) risks associated with the integration of acquisitions into our existing business operations, (8) risks associated with our indebtedness, and (9) other risks detailed from time to time in our SEC filings, including our annual report on Form 10-K for the year ended December 31, 2004. In addition, there may be other factors not included in our SEC filings that may cause actual results to differ materially from any forward-looking statements. We undertake no obligations to update any forward-looking statements contained herein to reflect future events or developments.


                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
              CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                 (In thousands, except per share data)
                              (Unaudited)

                              Three months ended     Six months ended
                                   June 30,              June 30,
                              -------------------   ------------------
                                2005      2004       2005      2004
                              ---------  --------   --------  --------

REVENUE:
   Case management             $19,746   $17,372    $39,631   $34,298
   Document management           6,441    12,224     12,522    18,290
                              ---------  --------   --------  --------
        Operating revenue       26,187    29,596     52,153    52,588
   Reimbursed expenses           5,448     5,312     10,944     8,332
                              ---------  --------   --------  --------
       Total Revenue            31,635    34,908     63,097    60,920
                              ---------  --------   --------  --------

COSTS AND EXPENSES:
Direct costs                    13,564    17,672     27,300    27,976
General and administrative       8,044     6,573     16,036    12,211
Depreciation and software
 amortization                    1,775     1,578      3,549     2,959
Amortization of identifiable
 intangible assets               1,427     2,032      3,050     3,712
Acquisition related                  -         -          -     2,181
                              ---------  --------   --------  --------
      Total Operating Expenses  24,810    27,855     49,935    49,039
                              ---------  --------   --------  --------

INCOME FROM OPERATIONS           6,825     7,053     13,162    11,881
                              ---------  --------   --------  --------

INTEREST INCOME (EXPENSE):
Interest income                     40        32         78        66
Interest expense                (1,884)   (2,007)    (2,685)   (3,529)
                              ---------  --------   --------  --------
      Net Interest Income
       (Expense)                (1,844)   (1,975)    (2,607)   (3,463)
                              ---------  --------   --------  --------

INCOME FROM CONTINUING
 OPERATIONS BEFORE INCOME
 TAXES                           4,981     5,078     10,555     8,418

PROVISION FOR INCOME TAXES       2,077     2,095      4,401     3,433
                              ---------  --------   --------  --------

NET INCOME FROM CONTINUING
 OPERATIONS                      2,904     2,983      6,154     4,985

TOTAL DISCONTINUED OPERATIONS        -     1,008          -       744
                              ---------  --------   --------  --------

NET INCOME                      $2,904    $3,991     $6,154    $5,729
                              =========  ========   ========  ========

NET INCOME PER SHARE
 INFORMATION:
  Income per share - Diluted
     Income from continuing
      operations                 $0.15     $0.16      $0.32     $0.27
     Gain from discontinued
      operations                     -      0.06          -      0.04
                              ---------  --------   --------  --------
        Net income per share -
         Diluted                 $0.15     $0.22      $0.32     $0.31
                              =========  ========   ========  ========

WEIGHTED AVERAGE COMMON SHARES
 OUTSTANDING - DILUTED          21,289    18,782     21,187    18,507
                              =========  ========   ========  ========




                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                              (Unaudited)

                                             June 30,     December 31,
                                               2005          2004
                                           ------------  -------------
                   ASSETS
ASSETS:
 Cash, cash equivalents and short term
  investments                                  $13,736        $13,330
 Trade receivables, net                         22,674         18,690
 Property and equipment, net                    18,722         20,431
 Goodwill                                      147,728        147,728
 Other intangibles, net                         21,007         24,057
 Other                                          15,030         15,852
                                           ------------  -------------

Total Assets                                  $238,897       $240,088
                                           ============  =============


    LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Accounts payable                              $3,408         $4,263
  Indebtedness                                  73,860         82,149
  Other liabilities                             15,338         13,843
STOCKHOLDERS' EQUITY                           146,291        139,833
                                           ------------  -------------

 Total Liabilities and Stockholders' Equity   $238,897       $240,088
                                           ============  =============



                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In thousands)
                              (Unaudited)

                                   Three months        Six months
                                      ended              ended
                                 -----------------  ------------------
                                 June 30, June 30,  June 30, June 30,
                                   2005     2004      2005      2004
                                 -------- --------  -------- ---------

CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net income                      $2,904   $3,991    $6,154    $5,729
  Non-cash adjustments to net
   income:
     Depreciation and
      amortization                 3,202    3,610     6,599     6,671
     Other, net                      784    1,650     1,254     2,546
  Changes in operating assets and
   liabilities, net                1,717    8,626    (3,693)      323
                                 -------- --------  -------- ---------
        Net cash provided by
         operating activities      8,607   17,877    10,314    15,269
                                 -------- --------  -------- ---------

CASH FLOWS FROM INVESTING
 ACTIVITIES:
  Cash acquired from (paid for)
   acquisition, net                    -       78         -  (113,115)
  Other                            3,052   (1,718)   (1,406)   (3,429)
                                 -------- --------  -------- ---------
     Net cash provided by (used
      in) investing activities     3,052   (1,640)   (1,406) (116,544)
                                 -------- --------  -------- ---------

CASH FLOWS FROM FINANCING
 ACTIVITIES:
  Net proceeds (payments) on
   indebtedness                   (6,563)  (4,790)   (8,681)   84,158
  Other                              133        -       179       287
                                 -------- --------  -------- ---------
     Net cash provided by (used
      in) financing activities    (6,430)  (4,790)   (8,502)   84,445
                                 -------- --------  -------- ---------

NET INCREASE (DECREASE) IN CASH   $5,229  $11,447      $406  $(16,830)
                                 ======== ========  ======== =========




                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
      RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS TO
            NON-GAAP NET INCOME FROM CONTINUING OPERATIONS
                            (In thousands)
                              (Unaudited)

                                  Three months           Six months
                                     ended                 ended
                             ------------------------  ---------------
                              June    March    June     June    June
                               30,      31,     30,      30,     30,
                               2005     2005    2004     2005    2004
                             -------- ------- -------  ------- -------

NET INCOME FROM CONTINUING
 OPERATIONS                   $2,904  $3,250  $2,983   $6,154  $4,985

Plus (net of tax):
 Amortization of acquisition
  intangibles                    832     946   1,194    1,778   2,198
 Acquisition related expense       -       -       -        -   1,292
 Amortization of capitalized
  loan fees                      161     166     516      327     884
 Non-cash embedded option
  charges                        409    (221)      -      188       -
                             -------- ------- -------  ------- -------
                               1,402     891   1,710    2,293   4,374
                             -------- ------- -------  ------- -------

NON-GAAP NET INCOME FROM
 CONTINUING OPERATIONS        $4,306  $4,141  $4,693   $8,447  $9,359
                             ======== ======= =======  ======= =======




                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
          RECONCILIATION OF EPS FROM CONTINUING OPERATIONS TO
                NON-GAAP EPS FROM CONTINUING OPERATIONS
                              (Unaudited)

                                     Three months        Six months
                                         ended              ended
                                 ---------------------  --------------
                                  June   March  June     June   June
                                   30,    31,    30,      30,    30,
                                   2005   2005   2004     2005   2004
                                 ------- ------ ------  ------- ------

EPS FROM CONTINUING OPERATIONS
(on a diluted basis)              $0.15  $0.17  $0.16    $0.32  $0.27

Plus (net of tax):
 Amortization of acquisition
  intangibles                      0.04   0.04   0.06     0.08   0.12
 Acquisition related expense          -      -      -        -   0.07
 Amortization of capitalized loan
  fees                             0.01   0.01   0.03     0.02   0.05
 Non-cash embedded option charges  0.02  (0.01)     -     0.01      -
                                 ------- ------ ------  ------- ------
                                   0.07   0.04   0.09     0.11   0.24
                                 ------- ------ ------  ------- ------

NON-GAAP  EPS FROM CONTINUING
 OPERATIONS
(on a diluted basis)              $0.22  $0.21  $0.25    $0.43  $0.51
                                 ======= ====== ======  ======= ======




                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
      RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS TO
          NON-GAAP ADJUSTED EBITDA FROM CONTINUING OPERATIONS
                            (In thousands)
                              (Unaudited)

                             Three months ended      Six months ended
                          -------------------------  -----------------
                           June    March    June      June     June
                            30,      31,     30,       30,      30,
                            2005     2005    2004      2005     2004
                          -------- ------- --------  -------- --------

NET INCOME FROM CONTINUING
 OPERATIONS                $2,904  $3,250   $2,983    $6,154   $4,985

 Acquisition related
  expense                       -       -        -         -    2,181
 Depreciation and
  amortization              3,202   3,397    3,610     6,599    6,671
 Expenses related to
  financing                 1,844     762    1,975     2,606    3,463
 Provision for income
  taxes                     2,077   2,324    2,095     4,401    3,433
                          -------- ------- --------  -------- --------
                            7,123   6,483    7,680    13,606   15,748
                          -------- ------- --------  -------- --------

NON-GAAP ADJUSTED EBITDA
FROM CONTINUING
 OPERATIONS               $10,027  $9,733  $10,663   $19,760  $20,733
                          ======== ======= ========  ======== ========




                  EPIQ SYSTEMS, INC. AND SUBSIDIARIES
              EPS CALCULATION ADJUSTMENTS PER EITF 04-08
                 (In thousands, except per share data)
                              (Unaudited)

                               Three months ended    Six months ended
                                    June 30,             June 30,
                               -------------------   -----------------
                                  2005      2004       2005      2004
                               ---------- --------   --------  -------

NET INCOME FROM CONTINUING
 OPERATIONS                       $2,904   $2,983     $6,154   $4,985
 Interest expense adjustment
  for convertible debt               291       55        578       55
                               ---------- --------   --------  -------
ADJUSTED FOR DILUTED
 CALCULATION                      $3,195   $3,038     $6,732   $5,040
                               ========== ========   ========  =======

DILUTED WEIGHTED AVERAGE SHARES   17,904   17,831     17,896   17,822
 Adjustment to reflect stock
  options                            528      417        434      418
 Adjustment to reflect
  convertible debt shares          2,857      534      2,857      267
                               ---------- --------   --------  -------
ADJUSTED FOR DILUTED
 CALCULATION                      21,289   18,782     21,187   18,507
                               ========== ========   ========  =======

INCOME PER SHARE - DILUTED         $0.15    $0.16      $0.32    $0.27
                               ========== ========   ========  =======





    CONTACT: EPIQ Systems, Inc.
             Shawn Southard, 913-621-9500
             ir@epiqsystems.com